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                                                              Exhibit 10.50(g-3)

                                SECOND AMENDMENT

                                       TO

                            SPONSORS' LOAN AGREEMENT


THIS SECOND AMENDMENT (this "Amendment"), dated June 25, 1999, is made between
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ADVANCED MICRO DEVICES, INC., a corporation organised and existing under the laws of the State of Delaware, United States of America, with its chief executive office and principal place of business at One AMD Place, Sunnyvale, California 94088, United States of America ("AMD Inc."), AMD SAXONY HOLDING
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GMBH, Dresden, registered in the Commercial Register of the Dresden County
Court, HRB 13931 ("AMD Holding"; and, together with AMD Inc., collectively, the
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"Sponsors"), and AMD SAXONY MANUFACTURING GMBH, Dresden, registered in
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Commercial Register of the Dresden County Court HRB 13186 ("AMD Saxonia").
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                              W I T N E S S E T H:

WHEREAS, AMD Saxonia, a wholly-owned Subsidiary (such and other capitalized terms being used in this Amendment with the meanings set out in Section 1.1 of
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this Amendment) of AMD Holding, which is, in turn, a wholly-owned Subsidiary of
AMD Inc., has been formed for the purpose of constructing, owning, and operating
(i) the Plant and (ii) the integrated Design Center;

WHEREAS, in order to finance the construction of the Plant and the Design Center, and start-up costs of the operation of the Plant, inter alia, (i) AMD
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Saxonia has entered into the Loan Agreement (as defined below) providing, inter alia, for two separate senior secured term and standby facilities aggregating up to DM 1,650,000,000 (one billion six hundred fifty million Deutsche Marks), and
(ii) the Sponsors, the Agent and the Security Agent have entered into that certain Sponsors' Support Agreement dated 11 March 1997, as amended by the First Amendment to Sponsors' Support Agreement dated February 6, 1998 (as amended, the "Sponsors' Support Agreement") providing (x) certain assurances to the Agent and
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Security Agent with respect to the completion of the Project, and (y) certain undertakings to and for the benefit of the Secured Parties;

WHEREAS, AMD Saxonia wishes to, among other things, replace the current Approved Project Budget with a revised Project Budget, which shall henceforth become the Approved Project Budget;

WHEREAS, the Sponsors wish to revise the provisions in the Sponsors' Loan Agreement (as defined below) relating to the $70 million Class C Sponsors' Loan to reflect recent amendments to the AMD Inc. Senior Secured Note Indenture, which amendments will permit funding of the Class C Sponsors' Loan without requiring compliance with the earnings test set forth in the "Restricted Payments" covenant of the AMD Inc. Senior Secured Note Indenture;
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WHEREAS, the Sponsors and AMD Saxonia desire to amend and supplement the
Sponsors' Loan Agreement dated 11 March 1997, as amended by the First Amendment to Sponsors' Loan Agreement dated February 6, 1998 (as amended, the "Sponsors'
                                                                     ---------
Loan Agreement") between the Sponsors and AMD Saxonia on the terms and subject
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to the conditions of this Amendment; and

WHEREAS, concurrently herewith, the relevant parties are also amending the Sponsors' Support Agreement and the Syndicated Loan Agreement dated 11 March 1997 among AMD Saxonia, Dresdner Bank Luxembourg S.A. as Agent (successor-in-interest to Dresdner Bank AG) and Paying Agent, Dresdner Bank AG as Security Agent, and the banks party thereto, as amended by the Supplemental Agreement to Loan Agreement dated February 6, 1998 (as amended, the "Loan Agreement").

NOW, THEREFORE, the Sponsors and AMD Saxonia agree as follows:

                                   ARTICLE I

                                  Definitions

SECTION 1.1 Definitions. Capitalized terms not otherwise defined in this Amendment are used with the definitions assigned to them in the Sponsors' Loan Agreement or, if not there defined, in the Sponsors' Support Agreement.

SECTION 1.2 Construction. In this Amendment, unless the context requires otherwise, references to Sections and Schedules are to Sections and Schedules of the Sponsors' Loan Agreement. Section headings are inserted for reference only and shall be ignored in construing this Amendment.

                                   ARTICLE II

                                   Amendments


SECTION 2.1 The Sponsors' Loan Agreement shall be amended as more particularly set out below. In all other respects, the Sponsors' Loan Agreement shall remain in full force and effect.

(i) In Section 1.1 (Definitions), the following definition of "Contribution Date" shall be replaced as follows:

     (a)  ""Contribution Date" means 30 June 1999."
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(ii) Section 2.4 shall be replaced as follows:

"SECTION 2.4 Time of Class C Sponsors' Loans. The Class C Sponsors' Loans will be made in cash and in Same Day Funds and will be made in full, pursuant to

     Section 4.07 of the AMD Inc. Senior Secured Note Indenture, without
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     utilizing any of the provisions contained in the first proviso to Section
                                                                       -------
     4.07(iv) thereof, by the Contribution Date at the latest."
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                                  ARTICLE III

                                 Miscellaneous

SECTION 3.1 Representations and Warranties. Each of the Sponsors and AMD Saxonia hereby represents and warrants that:

(a) Organization; Corporate Power. It is duly incorporated and validly existing under the laws of the jurisdiction of its organization, and has all necessary power and authority to execute and deliver this Amendment and to consummate the transactions contemplated by the Sponsors' Loan Agreement, as amended hereby;

(b) Corporate Authority; No Conflict. The execution and delivery by it of this Amendment, and the performance by it of its obligation under the Sponsors' Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action (including any necessary shareholder action) on its part, and do not and will not (i) violate any provision of any law, rule regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it, or of its charter or by-laws or (ii) result in a breach of, result in a mandatory prepayment or acceleration of indebtedness evidenced by or secured by, or constitute a default under, any indenture or loan or credit agreement, or any other agreement or instrument to which it is a party or by which it or its properties may be bound, or require the creation or imposition of any encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by it; and

(c) Valid and Binding Obligations. The Sponsors' Loan Agreement, as amended by this Amendment, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms subject, however, to applicable bankruptcy, insolvency, reorganization moratorium or similar laws affecting creditors' rights generally and, as to enforceability, by general equitable principles.

SECTION 3.2  Miscellaneous.

(a) This Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Sponsors' Loan Agreement or any provision of any other Operative Document. Except as specifically amended by this Amendment, the Sponsors' Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(b) This Amendment shall be an Operative Document under and for purposes of the Sponsors' Support Agreement.

(c)  Sections 7.1, 7.2, 7.3 and 7.4 of the Sponsors' Loan Agreement shall apply,
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     mutatis mutandis, to this Amendment, as if set out herein in full.
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(d)  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the parties set out below has caused this Amendment to be duly executed and delivered by its respective officer or agent thereunto duly authorised as of the date first above written.


ADVANCED MICRO DEVICES, INC.

By   /s/ Francis P. Barton
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     Francis P. Barton

Its  Senior Vice President
     Chief Financial Officer


AMD SAXONY HOLDING GMBH

By   /s/ Jack L. Saltich
     ---------------------
Its  Managing Director


AMD SAXONY MANUFACTURING GMBH

By   /s/ Jack L. Saltich
     ---------------------
Its  Managing Director

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